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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) March 6, 1998


                               WMS INDUSTRIES INC.
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                         1-8300                             36-2814522
(State or Other Jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification Number)
Incorporation or Organization)


                          3401 NORTH CALIFORNIA AVENUE
                             CHICAGO, ILLINOIS 60618
               (Address of Principal Executive Offices) (Zip Code)

          Telephone Number, Including Area Code (773) 961-1111





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ITEM 5. OTHER EVENTS.

        The Registrant previously announced a proposed spin-off of its video game business through the distribution to the Registrant's stockholders of all of Registrant's shares of its 86.7%-owned subsidiary, Midway Games Inc. On March 6, 1998, the Registrant received a ruling from the Internal Revenue Service that the spin-off, as proposed, would be tax free to the Registrant and to the holders of the Registrant's common stock.

        Additional information about the spin-off and other developments concerning the Registrant are incorporated herein by this reference to the press releases filed herewith as exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    99.1       Press release, dated March 11, 1998.

    99.2       Press release, dated March 13, 1998.







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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WMS INDUSTRIES INC.




March 17, 1998                         By: /s/ Orrin J. Edidin
                                          ______________________________________
                                          Orrin J. Edidin
                                          Vice President, Secretary
                                          and General Counsel






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                               INDEX TO EXHIBITS

 EXHIBIT       DESCRIPTION
 -------       -----------
 99.1          Press release, dated March 11, 1998.

 99.2          Press release, dated March 13, 1998.






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